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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 3, 2015
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant's telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

               During the week of March 3, 2015, members of management of PG&E Corporation and Pacific Gas and Electric Company will meet with various investment professionals during the UBS Utilities and Natural Gas One-on-One Conference to be held in Boston, Massachusetts and the Morgan Stanley MLP/Diversified Natural Gas, Utilities & Clean Tech Conference to be held in New York, New York.  During these meetings, the members of management may refer to the presentation slides that were used during PG&E Corporation’s earnings conference call and webcast held on February 10, 2015.  These materials previously have been furnished to the Securities and Exchange Commission on a Form 8-K dated February 10, 2015.  In addition, the members of management may refer to the presentation slides that were used during a webcast presentation at the Credit Suisse Energy Summit in Vail, Colorado on February 24, 2015.  These materials previously have been furnished to the Securities and Exchange Commission on a Form 8-K dated February 23, 2015.  These materials can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: March 3, 2015	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: March 3, 2015	By:	LINDA Y.H. CHENG
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary